Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [***] has been excluded from this exhibit because it is both (i) not material and (ii) the registrant customarily and actually treats such information as private or confidential.

Exhibit 10.3

ACCESSION LETTER

To: HSBC Bank plc as Agent From:

1.
Takeaway.com Group B.V., a private company with limited liability (besloten vennootschap), having its corporate seat (statutaire zetel) in Amsterdam, The Netherlands and registered with the Commercial Registry (Handelsregister) under number 64441725(the "Acceding Borrower");

2.
Just Eat Takeaway.com N.V., a public company with limited liability (naamloze vennootschap), having its corporate seat (statutaire zetel) in Amsterdam, The Netherlands and registered with the Commercial Registry (Handelsregister) under number 08142836;

3.
Takeaway.com European Operations B.V., a private company with limited liability (besloten vennootschap), having its corporate seat (statutaire zetel) in Amsterdam, The Netherlands and registered with the Commercial Registry (Handelsregister) under number 69769753; and

4.	YD.Yourdelivery GmbH (together with the parties listed under 1 up to and including 3 above, the "Acceding Guarantors"); and

5.          Just Eat Limited (the "Company") Dated: 23 October 2020

Just Eat Limited - £267,500,000 and €307,625,000 Facilities Agreement dated 2 November 2017 (as amended and/or restated from time to time) (the "Agreement")

1.	We refer to the Agreement. This is an Accession Letter. Terms defined in the Agreement have the same meaning in this Accession Letter unless given a different meaning in this Accession Letter.

2.
The Acceding Borrower agrees to become an Additional Borrower and to be bound by the terms of the Agreement as an Additional Borrower pursuant to Clause 25.2 (Additional Borrowers) of the Agreement. The Acceding Borrower is a company duly incorporated under the laws of the Netherlands.

3.	Each Acceding Guarantor agrees to become an Additional Guarantor and to be bound by the terms of the Agreement as an Additional Guarantor pursuant to Clause

25.4 (Additional Guarantors) of the Agreement. Each of Takeaway.com Group B.V., Just Eat Takeaway.com N.V. and Takeaway.com European Operations B.V. is a company duly incorporated under the laws of the Netherlands. YD.Yourdelivery GmbH is a company duly incorporated under the laws of Germany.

4.	Just Eat Takeaway.com N.V. also agrees to become the Parent and to be bound by the terms of the Agreement as the Parent pursuant to Clause 25.7 (Takeaway Accessions) of the Agreement.

5.	The Company confirms that no Default is continuing or would occur as a result of the Acceding Borrower becoming an Additional Borrower.

6.	Each Acceding Guarantor’s administrative details are as follows:

Just Eat Takeaway.com N.V., Takeaway.com European Operations B.V., Takeaway.com Group B.V.

Address:	[***]

Attention:	[***]

YD.Yourdelivery GmbH

Address:	[***]

Attention:	[***]

7.	This Accession Letter and any non-contractual obligations arising out of or in connection with it are governed by English law.

This Accession Letter is entered into by deed.

For and on behalf of

Just Eat Limited

By:	/s/ [***]

In the presence of:

Witness signature: /s/ [***]

Name:	[***]
Address:	[***]
Occupation:	Marketing Consultant

[SIGNATURE PAGE – JUST EAT RCF – ACCESSION DEED]

For and on behalf of

Takeaway.com Group B.V.

By:	/s/ [***]
[***]
Title:	Authorised representative

[SIGNATURE PAGE – JUST EAT RCF – ACCESSION DEED]

For and on behalf of

Just Eat Takeaway.com N.V.

By:	/s/ [***]
[***]
Title:	Managing director

[SIGNATURE PAGE – JUST EAT RCF – ACCESSION DEED]

For and on behalf of

Takeaway.com European Operations B.V.

By:	/s/ [***]
[***]
Title:	Authorised representative

[SIGNATURE PAGE – JUST EAT RCF – ACCESSION DEED]

For and on behalf of

YD: Yourdelivery GmbH

By:	/s/ [***]
[***]
Managing Director

[SIGNATURE PAGE – JUST EAT RCF – ACCESSION DEED]

Acknowledged and agreed by

HSBC Bank plc as Agent

Digitally signed
By:	/s/ [***]
[***]
Date:	[***]

[SIGNATURE PAGE – JUST EAT RCF – ACCESSION DEED]